April 2015 Perrigo: Creating Superior Value for Shareholders Exhibit 99.2

1 Forward – Looking Statements The directors of Perrigo accept responsibility for the information contained in this presentation. To the best of the knowledge and belief of the directors of Perrigo (who have taken all reasonable care to ensure such is the case), the information contained in this presentation is in accordance with the facts and does not omit anything likely to affect the import of such information. A person interested in 1% or more of any class of relevant securities of Perrigo or Mylan may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules. A disclosure table, giving details of the companies in whose "relevant securities" "dealings" should be disclosed can be found on the Irish Takeover Panel's website at www.irishtakeoverpanel.ie. "Interests in securities" arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an "interest" by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel's website. If you are in any doubt as to whether you are required to disclose a "dealing" under Rule 8, please consult the Irish Takeover Panel's website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020; fax number +353 1 678 9289. The adjusted EPS guidance for calendar year 2015 provided by Perrigo in this presentation constitutes a profit forecast for the purposes of the Irish Takeover Rules. This profit forecast will be reported on by Perrigo's reporting accountants and financial advisors in accordance with Rule 28.3 of the Irish Takeover Rules at the relevant time. Other than the reference to the aforementioned guidance provided by Perrigo for calendar year 2015, nothing in this presentation is intended to be a profit forecast or asset valuation and no statement in presentation announcement, other than aforementioned profit forecast, should be interpreted to mean that the earnings per Perrigo share for the current or future financial periods will necessarily be greater than those for the relevant preceding financial period. This Presentation contains non-GAAP measures. The reconciliation of those measures to the most comparable GAAP measures is included at the end of this presentation. A copy of this presentation, including the reconciliations, is available on our website at www.perrigo.com. Non-GAAP guidance for calendar 2015 excludes amortization of intangibles, restructuring, unusual litigation charges, along with transaction and financing costs related to the Omega acquisition. At this time, a reconciliation to GAAP earnings per share guidance for calendar 2015 is not available without unreasonable effort. The Company expects that the unavailable reconciling items, which primarily include the amortization of intangibles and non-cash charges related to Omega, along with other expenses not related to our core operations, which may be related to the integration of Omega, the Company’s change in fiscal year and a recent indication of interest for the acquisition of the Company, could significantly impact its financial results.

2 Call Agenda checkbld Situation Overview checkbld Financial Results & Outlook checkbld Perrigo’s Value Proposition head2right Diversified Franchises head2right Durable Global Base head2right New Product Pipeline head2right Plus: Rx-to-OTC Switches head2right Plus: Expansive M&A head2right Plus: Tysabri® Upside checkbld Continuing to Deliver Durable and Consistent Growth

3 Perrigo Rejects Unsolicited Proposal from Mylan checkbld On April 6, 2015, Perrigo received an unsolicited proposal from Mylan to acquire all outstanding shares of Perrigo for $205.00 per share. checkbld Perrigo’s Board of Directors concluded that the proposal substantially undervalues the Company and its future growth prospects and is not in the best interest of Perrigo’s shareholders. checkbld Perrigo’s Board believes the Company has a strong, independent future and that the proposal would deny shareholders the full benefits of Perrigo’s durable competitive position and compelling growth strategy.

Perrigo's Future Value Proposition: 'Base Plus Plus Plus...'

Perrigo


Plus
Tysabri® Upside
Plus
Expansive M&A
Multiplier Effect
Plus
Rx-OTC Switches
>$32 billion
Base Guidance
New Product Pipeline
$1 billion** in new products over the next three years
5-10% organic CAGR Goals*
Durable Global Base
Consumer Health + Branded
Rx
Spec. Sci.

- *Goals reflect Calendar Years 2014-2017*
- ***Perrigo Long Term Plan*

4

April 2015 Judy Brown Perrigo CFO

6 Fiscal Year 2015 Q3 Financial Results Exceeded our adjusted net income guidance on net sales of over $1 billion New product sales of $81 million, primarily driven by Rx launches Highlighted by record third quarter net sales, adjusted net income, adjusted margins and operating cash flow Immediately following end of quarter, closed Omega acquisition, creating a top 5 global OTC company U.S. OTC net sales up approx. +3% Adjusted Gross margins +90 bps Net Sales + 13% Successful launches of GRx versions of Androgel® 1% and Clobex spray CHC Nutritionals Rx Adj. operating income increased to $18M VMS sales impacted by market dynamics

7 Calendar Year 2015 Consolidated Guidance Calendar Year 2014 (Recast) Calendar Year 2015 Guidance* Net Sales $4.17B $5.4B - $5.7B(9 months of Omega) Adjusted DSG&A as % of Net Sales**┼ 12.9% ~17.5% Adjusted R&D as % of Net Sales**┼ 3.9% ~3.5% Adjusted Operating Margin┼ 27.1% ~27% Capital Expenditures $142M $125M - $155M Interest Expense $110M ~$170M Adjusted Effective Tax Rate┼ 17.3% ~17% Adjusted Diluted EPS┼ $6.27/share $7.50 - $8.00/share Adjusted Diluted Shares Outstanding┼± 135M 144M * Includes only 9 months for Omega acquisition translated at €1:$1.09 ** Percentages are +/- 75 basis points ┼See Appendix for reconciliation of CY 2014 Non-GAAP measures to GAAP ±Quarterly Diluted Shares Outstanding is 147M for Q2 –Q4 CY 2015

8 Calendar Year 2015 % of Total Net Sales Consumer Healthcare Legacy Consumer Healthcare and Nutritionals (Infant nutrition and VMS) businesses; Legacy Israel Pharmaceuticals and Diagnostics business 50% Branded Consumer Healthcare * Omega business 20% (9 months) Rx Pharmaceuticals Identical to legacy Rx Pharmaceuticals segment 20% * US GAAP translated at €1:$1.09 Calendar Year 2015 Segment Guidance Consumer facing businesses are ~75% of total net sales on an annual basis

9 Fiscal Year 2011-2014 3YR CAGR* (Organic Net Sales) Organic Net Sales CAGR Goal**┼ Low High CHC Segment 6% 5% 10% Rx Segment 22% 8% 12% Nutritionals Segment 3% 5% 10% Consolidated Perrigo 7% 5% 10% x *Perrigo excluding acquisitions post FY10 **See Appendix for reconciliation of non-GAAP measures to GAAP ┼ Per February 28, 2014 Analyst Day A proven history of meeting our goals… Proven Financial Track Record

10 Fiscal Year 2011-2014 3YR CAGR* (Organic Net Sales) Consolidated Perrigo 7% * Perrigo excluding acquisitions post FY10 A proven history of meeting our goals… Calendar Year 2014-2017 3YR CAGR Goal (Organic Net Sales) Consolidated Perrigo 5-10% Proven Financial Track Record … and the ability to keep delivering

11 EBITDA Expansion and Cash Flow Generation Delivers Long-Term Value checkbld Annual operating cash flow of $1.2B provides significant liquidity to support growth opportunities – ~$0.8B of cash on hand post close of Omega checkbld Opportunity for rapid deleveraging through EBITDA generation and debt pay down – ~$5.6B of balance sheet debt post close of Omega – Leverage ratio declines rapidly by calendar year end 2015 checkbld Cash generation PLUS EBITDA expansion drives debt capacity for M&A Cash Balance* CY 2015 CY 2016 CY 2017 CY 2018 CY 2019 *Illustrative cash balance after capital expenditures, debt service and dividend payments $1.5B

April 2015 Joe Papa Perrigo CEO

Perrigo's Future Value Proposition: 'Base Plus Plus Plus…'


Plus
Tysabri®
Upside
Plus
Expansive M&A
Multiplier Effect
Plus
Rx-OTC Switches
>$32 billion
Base
Guidance
New Product Pipeline
$1 billion** in new products over the next three years
5-10%
organic
CAGR
Goals*
Durable Global Base
Consumer Health + Branded
Rx
Spec. Sci.

- Goals reflect Calendar Years 2014-2017
- **Perrigo Long Term Plan

13

14 Execution and Operational Excellence Leads to Outsized Returns Fiscal Year Growth From 2007 to 2014* *Data is given on a FY June 30 basis. All information based on continuing operations. **See Appendix for reconciliation of non-GAAP measures to GAAP Net Sales $1.4B to $4.1B Cash Flow From Operations $129M to $694M Adjusted Gross Margin** 27.9% to 41.9% Adjusted Operating Income** 9.0% to 25.3%

15 Unique Business Model Creates High Barriers to Entry Pharmaceutical Supply ChainFMCG Pharmaceutical FMCG* Supply Chain A leading manufacturer and developer of high quality pharmaceutical products in hundreds of dosage forms CHC and NUT products are marketed for ease of consumer self selection, providing retailers a full ‘turn key’ offering Vast, highly complex, integrated supply chain which allows for custom packaging, promotion and inventory management on behalf of diverse customers *FMCG = Fast Moving Consumer Goods The unique combination of expertise, specialization and technology make us a powerhouse focusing on serving the customers

16 $1.7 $1.9 $2.1 $2.2 $2.3 $2.5 $2.7 $0.2 $0.3 $0.6 $0.9 $1.1 $1.4 $1.7 $2.1 $2.3 $2.8 $3.2 $3.5 $4.1 $0 $1 $2 $3 $4 $5 2008 2009 2010 2011 2012 2013 2014 M&A Creates Multiplier Effect* *Data is given on a FY June 30 basis. All information based on continuing operations. **See Appendix for reconciliation of adjusted operating margin to GAAP ***Reflects base year fiscal 2007 Note: Organic sales exclude the effects of acquisitions; acquisitions and their subsequent growth remain in inorganic sales in years following the acquisition T o t a l s a l e s ( $ B ) 14% 15% 18% 20% 22% 23% Adj. Operating Margin**: Contribution to PRGO Net Sales (2008-14)*** Inorganic 8% Organic 8% Total 16% >1,100 BPS Expansion 25%

17 $0 $100 $200 $300 $400 $500 $600 $700 Management Delivers Exceptional Performance… FOCUS ON GROSS AND OPERATING MARGIN EXPANSION 5- Year CAGR: Net Sales: 15% Op. Cash Flow: 22% Adj. Op. Margin: 12% -See Appendix for reconciliation of adjusted operating margin to GAAP. Data is given on a FY June 30 basis. All information based on continuing operations $2,006 $2,268 $2,755 $3,173 $3,540 $4,061 14.6% 18.0% 19.6% 21.6% 22.8% 25.3% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 Net Sales, Cash Flow & Adjusted Operating Margin Annual Revenue Operating Cash Flow Adjusted Operating Margin in millions Net Sal s Operating Cash Flow Adjusted Operating Margin

18 $0 $25 $50 $75 $100 $125 $150 $175 $200 6/30/2006 11/17/2008 4/6/2011 8/26/2013 Perrigo S&P 500 Proven Track Record of Value Creation Total Shareholder Return of more than 970% since 2007* *2007 to April 7, 2015 (pre-Mylan offer announcement) TOTAL SHAREHOLDER RETURN 4/7/2015

19 Well-Positioned to Capitalize on the Megatrends Driving Global OTC Growth Demographics will drive increased OTC utilization Fewer people to fund healthcare, driving the need for greater efficiency OTC delivers greater healthcare efficiency and value Store brand proposition further enhances OTC’s efficiency and value More products will switch from Rx to OTC status 1 2 3 4 5

20 Consumer Healthcare (Legacy CHC + NUT) ANDA Pipeline >$3.6B in National Brand Sales $1 Billion* in Total New Products Over the Next Three Years *Perrigo Long Term Plan

21 *Note: Brand Value per Symphony Health at WAC C Y 1 5 - 1 7 Brand Value > $3.5B New Product Opportunities >30 • 31 ANDAs Pending FDA Approval • 7 Paragraph IV Litigations • 9 Projects in Clinical Studies Diversified Rx Franchise and Strong Pipeline Drive Excess Returns Products CY14 Sales (%) Cumulative (%) Product 1 5% 5 % Product 2 4% 9% * * * * * * * * * Top 10 Products 34% 34% 11 – 20 Products 19% 53 % All Other 47% 100 % TOP 100 PRODUCTS

22 Core Competencies Drive Unique Business Model Quality excellence across 31 global sites New product pipeline / innovation: 160 filings awaiting regulatory approval No. 1 position: Consumer (SB), Infant formula (SB), Extended topicals (GRx), Animal health (SB) Expansive, ROIC-focused M&A Long-standing customer relationships Continued commitment to R&D and delivery of new products to market Critical Mass: +50B dosages per year Superior global supply chain, distribution platform and vertical integration capabilities Mass Customization: 6K unique formulas comprising Approximately 23K SKUs Irish Tax Domicile

23 Analgesics 9% Smoking Cessation 4% Cough/Cold 9% Gastrointestinal 7% VMS 3% Other CHC 9% Infant Formula 7% Animal Health 3% Rx 17% Tysabri® Royalty 3% API & Other 4% Branded Consumer 25% Expanding Diversified Franchises* *Pro Forma FY2014 Portfolio of Total net sales of ~$5.4B at constant currency of €1:$1.09 Consumer- Facing Portfolio 76%

Added Value from Omega

Building on a Global Platform for Growth

Perrigo

- ✓ Omega acquisition adds market-leading brands, is accretive to Perrigo's organic growth profile, and creates additional value derived from synergies and increased global scale
- ✓ Strong focus on absolute growth potential of markets instead of size
- ✓ Strategic engagement with winning customers
- ✓ Unique relationships with 211,000 pharmacists, 105,000 retail stores and 3,900 para-pharmacies
- ✓ +3,000 products
- ✓ Platform for synergistic global growth through bolt-on acquisitions


= Perrigo pre-Omega
= Omega addition

By The Numbers

- ✓ Commercial presence in **39** countries serving more than **80** markets across **4** continents
- ✓ Approximately **12.5** thousand employees across **31** operating locations
- ✓ Access to over **300 million** consumers across Europe

24

Added Value from Omega

Growing our Portfolio of Market-Leading Brands

Perrigo

Top European brands provide new springboard for incremental international growth

Natural Health Supplements / VMS

Abtei, biover
Natural health products — #1 (Germany)

GRANU FINK, BIONAL
Phyto Medicines — #1 (Germany)

Davitamon, etixx
Vitamins and supplements — #1 (Netherlands)

Cough, Cold and Allergy

BITTNER PHARMA
Cold & flu/ General health

PHYSIOMER
Natural decongestant — #1 (EU)

PHYTOSUN
Natural health products — #1 (France)

BECONASE, Prevalin
Allergenic and non-allergenic rhinitis

Bronchenolo
Cough treatment

Analgesic

Solpadeine, Antigrippine
Pain relief

Personal Care / Derma-therapeutics

ACO Apotekens Composita
Daily skin and beauty care — #1 (Sweden)

LACTACYD
Intimate feminine hygiene — #1 (EU)

Hypoallergenic Bodysol
Body care range

Dermalex
Eczema, psoriasis and rosacea

Lifestyle

XLS MEDICAL

Weight Management

Long-term weight management — #1 (EU)

General Pet Health

PARAVET
Minor pet health issues — #1 (France)

Sleep Management

Nytol, Silence
Snoring/ Sleep management — #1 (UK)

Pregnancy Testing

Predictor
Pregnancy/ Fertility Tests

Anti-Parasites

PARANIX
Head lice treatment — #1 (EU)

WARTNER
Wart treatment — #1 (EU)

JUNGLE FORMULA
Insect repellent — #1 (EU)

25

Perrigo
Quality Affordable Healthcare Products

Perrigo's Future Value Proposition: 'Base Plus Plus Plus…'


Plus
Tysabri®
Upside
Plus
Expansive M&A
Multiplier Effect
Plus
Rx-OTC Switches
>$32 billion
Base
Guidance
New Product Pipeline
$1 billion** in new products over the next three years
5-10%
organic
CAGR
Goals*
Durable Global Base
Consumer Health + Branded
Rx
Spec. Sci.

- *Goals reflect Calendar Years 2014-2017*
- ***Perrigo Long Term Plan*

26

27 Past Rx-to-OTC Switch Economics Brand Rx Sales Prior to Switch OTC Brand Sales Prilosec® $3.6B $750M Nexium® $6.1B $300M (<1 yr) Prevacid® $2.0B $201M Brand Rx Sales Prior to Switch OTC Brand Sales Claritin® $1.8B $700M Zyrtec® $1.8B $550M Allegra® $687M $358M Brand Rx Sales Prior to Switch OTC Brand Sales Nasacort® $240M $150M Flonase® $2.9B Recent Switch Nasonex® $1.2B Future Switch Sources: IMS 2015, Wolters Kluwer Health 2006, IRI MULO 2015 $6.1B Nexium Prilosec $2.0B Prevacid $3.6B $0.7B Allegra $1.8B Claritin $1.8B Zyrtec Proton Pump Inhibitors Non-Sedating Antihistamines Nasals – In Process of Switching $2.9B$1.2B $0.24B GRx Fluticasone All other Increasing Consumer Access to Quality Affordable Healthcare®

28 65% 15% All Other 20% GRx Tamsulosin More Than $32B Market Opportunity in Potential Rx-to-OTC Switches *Source: WKH Data, CY 2013 TRx Dollars BPH (All strengths/forms) checkbld BI completed a phase 2 AUT for Flomax® in a simulated OTC environment in July 2013 $6.0B Overactive Bladder (All strengths/forms) checkbld Oxytrol® for Women approved for OTC use in January 2013 creating a new OTC segment at retail checkbld LOE dates approaching on blockbuster drugs could prompt additional switches $3.3B GRx Finasteride 36% 19% 21% All Other 24% GRx Oxybutynin Migraines (Triptan category) checkbld Migraine underdeveloped OTC category checkbld Sumatriptan OTC in the UK $4.3B 18% GRx Rizatriptan 53% GRx Sumatriptan 9% 20% All others

29 *Source: WKH Data, CY 2013 TRx Dollars Erectile Dysfunction (Oral dosage forms) checkbld Lilly Strikes Licensing Deal with Sanofi for OTC Cialis in May 2014 checkbld April 2015, Pfizer loses patent litigation on Viagra $3.4B Ophthalmics (Drops/liquid dosage forms) checkbld Inflammation due to Red Eye & Allergy are two indications evaluated for OTC market checkbld Zaditor® first allergy ophthalmic eye drop to switch OTC on Oct. 19, 2006 $3.5B Asthma (Inhalants only) checkbld Primatene® Mist ADCOM meeting in February 2014 checkbld Albuterol recognized as the gold standard for asthma treatment checkbld LOE dates approaching could prompt OTC switch programs $4.5B 18% GRx Rizatriptan 53% GRx Sumatriptan 9% 20% All others 37% 25% 19% 19% All others 47% 44% 9% All others 6% 12% 37% All others 45% More Than $32B Potential Market Opportunity in Rx-to-OTC Potential Switches Statins (Lowest strength/oral dosage form only) checkbld Pfizer completed a phase 3 AUT with Atorvastatin 10mg tab in December 2014 simulating an OTC environment $7.3B 44% 31% 16% 9% GRx Atorvastatin All other

Tysabri® Momentum

New Indications and Expanding Royalty Opportunity

Perrigo

- Royalty of 18% on global net sales up to $2B; **25% royalty on global net sales above $2B**
- Safety (REMS) and biologic profile raise the **barriers to entry** for biosimilars
- WW MS market was ~$15.4B in 2013 and is expected to grow to ~$19.3B in 2018 (~4.6% CAGR)[1]
- **Sizeable upside from potential new indications** including Phase III data readout for the treatment of Secondary Progressive Multiple Sclerosis and Phase II in stroke


NDC 59075-730-15
TYSABRI
(natalizumab)
300 mg/15 mL
(20 mg/mL)
For Intravenous Use
Concentrate For Dilution
Single Use Vial
biogen idec
élan
Rx Only

2015 and Beyond Growth Drivers

- Increasing Royalty Rate
- SPMS & Stroke Options
- Compelling Efficacy
- Favorable Market Dynamics

Perrigo

(1) Source: Credit Suisse

30

31 Well-Positioned for Inorganic Opportunities Global Platform Diversified Franchises Cash-flow and EBITDA Expansion Yields Expansive M&A Opportunity + = + Strong Position to Immediately Benefit from M&A

32 Perrigo’s Future Value Proposition: ‘Base Plus Plus Plus…’ Approach Growth Rate 5-10% three-year organic net sales CAGR Limited Patent Cliff Risk Deep Pipeline Upside + + + + Enhancing Shareholder Value Base Plus Plus Plus… = Durable and Diversified Business Experienced and Accomplished Management Team

33 APPENDIX

Table I

RECONCILIATION OF NON-GAAP MEASURES

(in millions, unaudited)

Perrigo

Consolidated [1][2]	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014
Reported net sales	$1,367.7	$1,727.5	$2,005.6	$2,268.2	$2,755.0	$3,173.2	$3,539.8	$4,060.8
Reported operating income	$ 93.9	$ 192.8	$ 249.5	$ 335.9	$ 490.2	$ 569.2	$ 679.1	$ 567.0
Acquisition-related amortization [3]	13.9	24.2	23.6	25.1	46.8	74.8	94.0	281.0
Acquisition costs	-	-	-	8.2	3.2	9.4	9.5	109.3
Restructuring charges	0.9	2.3	14.6	9.5	1.0	8.8	2.9	47.0
Loss contingency accrual		-	-	-	-	-	-	15.0
Write-offs of in-process R&D	8.3	2.8	0.3	19.0	-	2.0	9.0	6.0
Litigation settlements		-	-	-	-	-	-	5.3
Contingent consideration adjustment	-	-	-	-	-	-	-	1.1
Escrow settlement	-	-	-	-	-	-	-	(2.5)
Inventory step-ups	4.6	5.8	2.9	10.9	-	27.2	10.8	-
Impairment of intangible asset	-	10.3	-	-	-	-	-	-
Impairment of fixed assets	-	-	1.6	-	-	-	-	-
Loss on asset exchange	-	-	0.6	-	-	-	-	-
Proceeds from sale of pipeline development projects	-	-	-	-	-	(4.8)	-	-
Impairment of note receivable	2.0	-	-	-	-	-	-	
Adjusted operating income	$ 123.6	$ 238.2	$ 293.1	$ 408.6	$ 541.2	$ 686.6	$ 805.3	$1,029.2
Adjusted operating income %	9.0%	13.8%	14.6%	18.0%	19.6%	21.6%	22.8%	25.3%

(1) FY 2007 - FY 2010 retrospectively adjusted for the voluntary change in accounting principle to eliminate the one-month reporting lag for the Company's foreign subsidiares in FY 2011.
(2) All information based on continuing operations.
(3) Amortization of acquired intangible assets related to business combinations and asset acquisitions.

FY 09 - FY 14 Adjusted operating margin CAGR:

FY 14 adjusted operating margin:	25.3%	^	(1/5)	-	1	=	12%
FY 09 adjusted operating margin:	14.6%						

FY 07 - FY 14 Adjusted operating margin growth:

	FY 07	FY 14	Change	
Adjusted operating margin	9.0%	25.3%	1,630	bps

Perrigo
Quality Affordable Healthcare Products

34

35 Table II RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) FY 2007* FY 2014 Change Consolidated(1) Reported net sales 1,367.7$ 4,060.8$ Reported gross profit 364.3 1,447.7 Acquisition-related amortization (2) 12.4 255.3 Inventory step-ups 4.6 - Adjusted gross profit 381.3 1,703.0 Adjusted gross profit % 27.9% 41.9% 1,400 bps (1) All information based on continuing operations. (2) Amortization of acquired intangible assets related to business combinations and asset acquisitions * Retrospectively adjusted for the voluntary change in accounting principle to eliminate the one- month reporting lag for the Company's foreign subsidiares in FY 2011.

Table III

RECONCILIATION OF NON-GAAP MEASURES

(in millions ,except per share data, unaudited)

Consolidated	Twelve Months Ended December 31, 2014 GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$ 4,171.6	$ -		$ 4,171.6
Cost of sales	2,735.3	395.5	(a)	2,339.7
Gross profit	1,436.3	395.5		1,831.9
Operating expenses				
Distribution	57.2	-		57.2
Research and development	172.6	10.0	(b)	162.6
Selling	206.4	22.4	(a)	184.0
Administration	343.7	44.8	(a,c,d,e,f)	298.9
Restructuring	34.1	34.1	(g)	-
Total operating expenses	814.0	111.3		702.7
Operating income	622.3	506.8		1,129.2
Interest expense, net	109.2	5.0	(h)	104.2
Other expense, net	69.3	63.6	(i,j,k)	5.7
Loss on sale of investment	12.7	12.7		-
Loss on extinguishment of debt	9.6	9.6	(l)	-
Income before income taxes	421.5	597.7		1,019.3
Income tax expense	75.2	101.5	(m)	176.6
Net income	$ 346.3	$ 496.2		$ 842.7
Diluted earnings per share	$2.57			$6.27
Diluted weighted average shares outstanding	135.0	(0.6)	(n)	134.4
Selected ratios as a percentage of net sales (2)				
Distribution, selling, and adminstrative	14.6%			12.9%
Research and development	4.1%			3.9%
Operating income	14.9%			27.1%
Effective tax rate	17.8%			17.3%

Tickmark explanations

(a) Acquisition-related amortization expense
(b) R&D payment of $10.0 million made in connection with collaborative arrangement
(c) Acquisition and integration-related charges totaling $15.8 million related primarily to Omega and Elan
(d) Write-up of contingent consideration of $5.8 million
(e) Litigation settlement of $2.0 million
(f) Loss contingency accrual of $15.0 million
(g) Restructuring and other integration-related charges due primarily to Elan
(h) Omega financing fees
(i) Elan equity method investment losses totaling $11.4 million
(j) Loss on derivatives associated with the pending Omega acquisition totaling $64.7 million
(k) Income of $12.5 million from transfer of a rights agreement
(l) Bridge fees and extinguishment of debt in connection with Omega financing
(m) Tax effect of non-GAAP adjustments
(n) Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the pending Omega acquisition

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

Perrigo
Quality Affordable Healthcare Products

36

Table IV

RECONCILIATION OF NON-GAAP MEASURES

(in millions, except per share data, unaudited)

Consolidated	Three Months Ended March 28, 2015				Three Months Ended March 29, 2014				% Change	
	GAAP	Non-GAAP Adjustments		As Adjusted	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)	GAAP	Adjusted
Adjusted (1)										
Net sales	$ 1,049.1	$ -		$ 1,049.1	$ 1,004.2	$ -		$ 1,004.2	4%	4%
Cost of sales	670.3	101.0	(a)	569.3	689.2	101.2	(a)	588.0	-3%	-3%
Gross profit	378.8	101.0		479.8	315.0	101.2		416.2	20%	15%
Operating expenses										
Distribution	14.7	-		14.7	13.9	-		13.9	6%	6%
Research and development	35.4	-		35.4	44.7	-		44.7	-21%	-21%
Selling	48.8	5.6	(a)	43.2	52.5	5.5	(a)	47.0	-7%	-8%
Administration	79.6	5.6	(a,b,c)	74.0	81.1	11.1	(a,h,i,j)	70.0	-2%	6%
Restructuring	1.1	1.1	(d)	-	19.5	19.5	(d)	-	-94%	0%
Total operating expenses	179.6	12.3		167.3	211.7	36.1		175.6	-15%	-5%
Operating income	199.2	113.3		312.5	103.3	137.3		240.6	93%	30%
Interest expense, net	43.3	18.7	(e)	24.6	26.2	—		26.2	66%	-6%
Other expense, net	258.6	258.5	(e,m)	0.1	14.4	14.5	(k,l)	(0.1)	NM	-159%
Income (loss) before income taxes	(102.7)	390.5		287.8	62.7	151.8		214.5	-264%	34%
Income tax expense (benefit)	(7.8)	47.1	(f)	39.3	14.6	23.8	(f)	38.3	-153%	3%
Net income (loss)	$ (94.9)	$ 343.4		$ 248.5	$ 48.1	$ 128.0		$ 176.2	-297%	41%
Diluted earnings per share	$ (0.67)			$ 1.85	$ 0.36			$ 1.31	-286%	41%
Diluted weighted average shares outstanding	140.8	6.3	(g)	134.5	134.3			134.3	5%	0%
Selected ratios as a percentage of net sales (2)										
Gross profit	36.1%			45.7%	31.4%			41.4%		
Operating expenses	17.1%			15.9%	21.1%			17.5%		
Operating income	19.0%			29.8%	10.3%			24.0%		

(1) Amounts may not sum or cross-foot due to rounding
(2) Ratios as a % to net sales may not calculate due to rounding
NM - Calculations are not meaningful
(a) Acquisition-related amortization
(b) Omega acquisition and integration-related expenses totaling $2.0 million
(c) Increase in litigation accrual of $2.0 million
(d) Restructuring and other integration-related charges
(e) Omega financing fees
(f) Tax effect of non-GAAP adjustments
(g) Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the Omega acquisition
(h) Elan transaction costs of $3.2 million
(i) Write-up of contingent consideration of $5.8 million
(j) Litigation settlement of $2.0 million
(k) Losses on Elan equity method investments
(l) Loss on sale of investments
(m) Loss on derivatives associated with the Omega acquisition totaling $258.2 million

37

Table V

RECONCILIATION OF NON-GAAP MEASURES

(in millions, unaudited)

Consumer Healthcare	Three Months Ended March 28, 2015 GAAP (1)	Non-GAAP Adjustments (1)	As Adjusted (1)	Three Months Ended March 29, 2014 GAAP (1)	Non-GAAP Adjustments (1)	As Adjusted (1)	% Change GAAP	% Change Adjusted
Adjusted (1)								
Net sales	$ 537.3	$ -	$ 537.3	$ 537.3	$ -	$ 537.3	0%	0%
Cost of sales	366.6	6.4 (a)	360.2	368.3	3.5 (a)	364.8	0%	-1%
Gross profit	170.8	6.4	177.2	169.0	3.5	172.5	1%	3%
Operating expenses	78.9	3.3 (a,b)	75.6	84.6	3.4 (a,b)	81.2	-7%	-7%
Operating income	$ 91.8	$ 9.7	$ 101.5	$ 84.4	$ 6.9	$ 91.3	9%	11%
Selected ratios as a percentage of net sales (2)								
Gross profit	31.8%		33.0%	31.5%		32.1%	30 bps	90 bps

(1) Amounts may not sum or cross-foot due to rounding

(2) Ratios as a % to net sales may not calculate due to rounding

(a) Acquisition-related amortization

(b) Restructuring and other integration-related charges

Nutritionals	Three Months Ended March 28, 2015 GAAP (1)	Non-GAAP Adjustments (1)	As Adjusted (1)	Three Months Ended March 29, 2014 GAAP (1)	Non-GAAP Adjustments (1)	As Adjusted (1)	% Change GAAP	% Change Adjusted
Adjusted (1)								
Net sales	$ 129.9	$ -	$ 129.9	$ 137.8	$ -	$ 137.8	-6%	-6%
Cost of sales	94.6	3.1 (a)	91.5	102.6	3.1 (a)	99.5	-8%	-8%
Gross profit	35.3	3.1	38.4	35.2	3.1	38.3	0%	0%
Operating expenses	24.1	4.1 (a)	20.0	27.9	6.2 (a,b)	21.7	-14%	-8%
Operating income	$ 11.2	$ 7.2	$ 18.4	$ 7.3	$ 9.3	$ 16.6	53%	11%
Selected ratios as a percentage of net sales (2)								
Operating income	27.2%		29.6%	25.6%		27.8%	160 bps	180 bps

(1) Amounts may not sum or cross-foot due to rounding

(2) Ratios as a % to net sales may not calculate due to rounding

(a) Acquisition-related amortization

(b) Litigation settlement of $2.0 million

38

39 Table VI RECONCILIATION OF NON-GAAP MEASURES (in millions, unaudited) Consolidated FY 2011* FY 2014* CAGR Net sales 2,755.0$ 4,060.8$ Inorganic net sales - 690.8 Organic net sales 2,755.0$ 3,370.0$ 7% Consumer Healthcare Net sales 1,684.9$ 2,219.0$ Inorganic net sales 233.6 Organic net sales 1,684.9$ 1,985.4$ 6% Nutritionals Net sales 503.3$ 551.7$ Inorganic net sales - Organic net sales 503.3$ 551.7$ 3% Rx Pharmaceuticals Net sales 343.7$ 927.1$ Inorganic net sales 310.4 Organic net sales 343.7$ 616.7$ 22% * All information based on continuing operations.